EXHIBIT 32.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of ClimateRock (the “Company”) for the fiscal year ended December 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Per Regnarsson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: February 17, 2023
/s/ Per Regnarsson
	Name:	Per Regnarsson
	Title:	Chief Executive Officer (Principal Executive Officer)